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                                                                 Exhibit 10.32


                                    TERMINATION AGREEMENT

         This TERMINATION AGREEMENT is dated as of November 5, 2001 among Weight Watchers International, Inc., a Virginia corporation (the "Company") and Artal Luxembourg S.A., a Luxembourg corporation ("Artal").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, Artal and H.J. Heinz Company ("Heinz") entered into a Stockholders' Agreement, dated as of September 29, 1999 (the "Stockholders' Agreement");

         WHEREAS, Heinz has sold back to the Company all of the shares of the Company's common stock, no par value, held by it;

         WHEREAS, as a result of such sale, the Stockholders' Agreement terminated with respect to Heinz pursuant to Section 5.1 thereof; and

         WHEREAS, subject to the terms and conditions of this Agreement, each of the Company and Artal desires to terminate the Stockholders' Agreement immediately upon effectiveness of this Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. TERMINATION. Each of the Company and Artal hereby terminate the Stockholders' Agreement and neither the Company nor Artal shall have any further rights or obligations under the Stockholders' Agreement;

         2. CONDITION TO EFFECTIVENESS. This Agreement shall become effective as of the date first above written upon the receipt by each party hereto of counterparts of this Agreement, duly executed and delivered by the Company and Artal.

         3. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         4. COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              WEIGHT WATCHERS INTERNATIONAL, INC.


                              By: /s/ Robert W. Hollweg
                                 -----------------------------------



                              ARTAL LUXEMBOURG S.A.


                              By: /s/ Pol Kohler
                                 -----------------------------------